SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1996

                             SMITHFIELD FOODS, INC.

             (Exact name of registrant as specified in its charter)

    DELAWARE                 0-2258               52-0845861

(State or other           (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)

         900 DOMINION TOWER
         999 WATERSIDE DRIVE
          NORFOLK, VIRGINIA                            23510

 (Address of principal executive                     (Zip Code)
             offices)

Registrant's telephone number, including area code (757) 365-3000

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ITEM 5.  OTHER EVENTS

         Reference is made to the disclosure appearing in Part I, Item 1 of the Registrant's Annual Report on Form 10-K for the fiscal year ended April 28, 1996, under the caption "BUSINESS - Regulation," as supplemented by the disclosures appearing in Part II, Item 2 of the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended July 28, 1996, and Part II, Item 2 of the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended October 27, 1996.

         On December 16, 1996, the U.S. Department of Justice ("DOJ") filed a civil action in the United States District Court for the Eastern District of Virginia, Norfolk Division, against the Registrant and two of its operating subsidiaries, The Smithfield Packing Company, Incorporated ("Smithfield Packing") and Gwaltney of Smithfield, Ltd. ("Gwaltney") seeking civil penalties for approximately 5,000 alleged violations of the federal Clean Water Act by Smithfield Packing and Gwaltney at pork processing plants in the Town of Smithfield, Virginia. The vast majority of the alleged violations are based upon permit exceedences by Smithfield Packing and Gwaltney occurring from November 1991 to the present which are expressly excused under an administrative consent order issued in 1991 by the Virginia State Water Control Board (the "SWCB"). Under the 1991 order, the Registrant is obliged to connect its two wastewater treatment facilities to the public sewer system operated by the Hampton Roads Sanitation District (the "HRSD") as soon as that system is extended to the Town of Smithfield. The Registrant connected the Gwaltney wastewater treatment facility to the public sewer system in June 1996, when that system was first available; and the Registrant plans to connect the Smithfield Packing wastewater treatment facility to the public sewer system by the end of March 1997, upon receiving notice from the HRSD that the public sewer system is ready to accept the second facility's wastewater. Notwithstanding the fact that the Commonwealth of Virginia, acting through the SWCB, has primary enforcement responsibility in the Clean Water Act's cooperative federal-state permitting scheme, and the fact that the SWCB advised federal authorities of the administrative consent order when issued, DOJ has taken the position in its suit that the State-issued administrative consent order does not bar a federal action seeking relief for permit violations. Each violation is subject to a civil penalty of up to a maximum of $25,000. The Registrant intends to defend the suit vigorously.

         The Registrant reaffirms its belief, based on its knowledge of the facts and circumstances surrounding the violations and investigations, as summarized herein and in prior disclosures, that the ultimate resolution of these matters will not have a material adverse effect on its financial position or annual results of operations.

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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SMITHFIELD FOODS, INC.

                           (Registrant)

                           By:   /s/ Aaron D. Trub
                                 -----------------------
                                 Aaron D. Trub
                                 Vice President, Secretary and
                                    Treasurer

Dated:   December 26, 1996